Income Taxes - Schedule of Reconciliation of the Statutory Federal Income Tax Rate To the Company’s Effective Tax Rate (Details)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Schedule of Reconciliation of the Statutory Federal Income Tax Rate To the Company’s Effective Tax Rate [Abstract]
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	0.00%
Fines and penalties	(7.55%)	0.22%
Valuation allowance	(13.45%)	16.77%
Income tax provision expense	0.00%	37.99%